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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2000


                                 BRAINTECH, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           NEVADA                                                 98-0168932
  ------------------------      ----------------------       -------------------
 (State or jurisdiction of     (Commission File Number)         (IRS Employer
       incorporation)                                        Identification No.)


          930 WEST 1ST ST. #102, NORTH VANCOUVER, B.C., CANADA, V7P 3N4
          -------------------------------------------------------------
                    (Address of Principal Executive offices)


       Registrant's telephone number, including area code: (604) 988-6440
                                                           --------------

          -------------------------------------------------------------
          (Former name of former address, if changed since last report)

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ITEM 5.  OTHER MATTERS

         APPOINTMENT OF A DIRECTOR AND CHIEF FINANCIAL OFFICER

Effective November 1, 2000, we have appointed Mr. Edward White (Ted) as a director and Chief Financial Officer. Mr. White has been a member of the British Columbia Institute of Chartered Accountants for 26 years and, for 23 of those years, Mr. White has practiced as a self-employed chartered accountant serving clients in both the public and private sectors. Mr. White has been a director of Sideware Systems Inc. since October 1995, a director of Bravo Resource Partners Ltd. since February 1987 and a director and officer of West African Venture Exchange Corp. since March 1993. Sideware Systems Inc., Bravo Resource Partners Ltd. and West African Venture Exchange Corp. each trade on the Canadian Venture Exchange.

         APPOINTMENT OF VICE PRESIDENT OF STRATEGIC RELATIONS

Effective November 1, 2000, we have appointed Mr. Vince Taylor as Vice President of Strategic Relations.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BRAINTECH, INC.


                                       "Grant Sutherland"
Date:  November 2, 2000.               ----------------------------
                                       Grant Sutherland, Chairman